UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): June 10, 2008

CLEAR SKIES SOLAR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 Sunrise Highway, Suite 227 Massapequa Park, New York	11762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 809-0498

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On June 10, 2008, Rothstein, Kass & Company, P.C. (“Rothstein Kass”) resigned as our independent registered public accounting firm.

Rothstein Kass’ report with respect to our balance sheets as of December 31, 2007 and 2006 and the related financial statements for the years then ended did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During our fiscal years ended December 31, 2006 and 2007 and through June 10, 2008, there have been no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Rothstein Kass would have caused Rothstein Kass to make reference thereto in their reports on the financial statements for such years.

        Except as described in the next sentence, there have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2006 and 2007 and through June 10, 2008. As previously disclosed, in connection with the preparation of our Annual Report on Form 10-KSB, Rothstein Kass as well as our management identified a material weakness in our internal control over financial reporting, due to insufficient resources in our accounting and finance department, resulting in (i) an ineffective review, monitoring and analysis of schedules, reconciliations and financial statement disclosures and (ii) the misapplication of U.S. GAAP and SEC reporting requirements.

On June 12, 2008, we made the contents of this Current Report on Form 8-K available to Rothstein Kass and requested that they furnish a letter addressed to the Securities and Exchange Commission as to whether Rothstein Kass agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. Rothstein Kass’ letter is being filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Rothstein, Kass & Company, dated June 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.
Dated: June 13, 2008	By:	/s/ Arthur L. Goldberg
		Name:	Arthur L. Goldberg
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Rothstein, Kass & Company, dated June 13, 2008.